Exhibit 10.3

                    AMENDMENT OF CHANGE OF CONTROL AGREEMENT

     WHEREAS, Everest Reinsurance Company (the "Company"), Everest Reinsurance Holdings, Inc. ("Holdings") and Joseph V. Taranto ("Taranto") were parties to a Change of Control Agreement effective as of July 15, 1998 (the "Change of Control Agreement");

     WHEREAS, pursuant to a restructuring of Holdings, Holdings became a wholly-owned subsidiary of Everest Re Group, Ltd. ("Everest Group");

     WHEREAS, in connection with the restructuring, Everest Group established a subsidiary, Everest Global Services, Inc. ("Everest Services");

     WHEREAS, the Change of Control Agreement was amended in connection with the restructuring to reflect provisions relating to the restructuring and the establishment of Everest Services;

     WHEREAS, Taranto has been transferred to employment with Everest Services, Everest Services was substituted for the Company under the Change of Control Agreement and Everest Services has adopted and become a party to the Change of Control Agreement, all effective as of the date on which Taranto was transferred to employment with Everest Services (the "Transfer Date");

     WHEREAS, it is now desirable to amend the Change of Control Agreement to reflect the actions taken with respect thereto effective as of the Transfer Date;

     NOW, THEREFORE, the Change of Control Agreement is hereby amended, effective as of the Transfer Date, by substituting the following for Section 1.J. of the Change of Control Agreement:

     "1.J. For periods on and after the effective date of the restructuring transaction described in the Registration Statement on Form S-4 (File Number 333-87361) filed with the Securities Exchange Commission by Everest Re Group, Ltd. (`Everest Group') pursuant to which Holdings became a wholly-owned subsidiary of Everest Group (the `Restructuring'), Everest Group shall be substituted for Holdings hereunder and all references to Holdings hereunder shall be changed to references to Everest Group. In addition, for periods after the date that Taranto was transferred to employment with Everest Global Services, Inc. (`Everest Services') (which date shall be referred to herein as the `Transfer Date'), all references herein to the Company (other than in paragraph 1.C hereof) shall be changed to references to Everest Services; provided, however, that (i) Taranto's transfer of employment from the Company to Everest Services shall not be treated as a termination of employment for purposes of this Agreement, and (ii) to the extent that Everest Services fails, for any reason, to meet its financial obligations hereunder, the Everest

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Reinsurance  Company shall have full  responsibility  and liability for all such obligations."

     IN WITNESS WHEREOF, the parties have executed this amendment to the Change of Control Agreement on 30th day of March, 2001.


                                    Everest Reinsurance Company

                                    By: /S/ JANET J. BURAK
                                    -------------------------------------------
                                    Janet J. Burak
                                    Senior Vice President


                                    Everest Reinsurance Holdings, Inc.

                                    By: /S/ JANET J. BURAK
                                    -------------------------------------------
                                    Janet J. Burak
                                    Senior Vice President


                                    Everest Re Group, Ltd.

                                    By: /S/ JANET J. BURAK
                                    -------------------------------------------
                                    Janet J. Burak
                                    Senior Vice President


                                    Everest Global Services, Inc.

                                    By: /S/ JANET J. BURAK
                                    -------------------------------------------
                                    Janet J. Burak
                                    Senior Vice President


                                    /S/ JOSEPH V. TARANTO
                                    -------------------------------------------
                                    Joseph V. Taranto



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